Supplement dated December 16, 2013
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia International Value Fund (the Fund)	7/1/2013
Effective December 16, 2013 (the Effective Date), the Fund will convert from a feeder fund in a master-feeder structure into a stand-alone fund, investing directly in individual portfolio securities rather than investing all or substantially all of its assets in Columbia International Value Master Portfolio (the Master Portfolio). This conversion will not result in any changes in the investment objective or principal investment strategies of the Fund.
On the Effective Date, footnote (d) to the table titled “Annual Fund Operating Expenses” under the caption “Fees and Expenses of the Fund” in the “Summary of the Fund” section is hereby deleted in its entirety and footnotes (e) and (f) are relettered (d) and (e), respectively.
The rest of the section remains the same.
On the Effective Date, the information under the caption “Principal Investment Strategies” in the “Summary of the Fund” section is hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of total assets (including the amount of any borrowings for investment purposes) in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The Fund typically invests in foreign companies in at least three countries, other than the United States, at any one time and may invest in emerging markets. The Fund may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts.
The Fund may invest in currency forwards, futures and options for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or, in certain unusual circumstances, when holding a derivative is deemed preferable to holding the underlying asset.
The Fund has the following limits on its investments, which are applied at the time an investment is made. The Fund:
■	normally invests no more than 5% of its total assets in a single security;
■	typically invests up to the greater of (i) 20% of its total assets in a single country or industry or (ii) 150% of the weighting of a single country or industry in the MSCI Europe, Australasia, Far East (MSCI EAFE) Value Index (limited to less than 25% of its total assets in a single industry, other than U.S. Government obligations); and
■	generally may not invest more than 20% of its total assets in emerging markets.
The investment manager combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund's portfolio.
Prior to December 16, 2013, the Fund had invested all or substantially all of its assets in Columbia International Value Master Portfolio (the Master Portfolio). Effective December 16, 2013, the Fund converted from a feeder fund in a master-feeder structure into a stand-alone fund, investing directly in individual portfolio securities rather than investing all or substantially all of its assets in the Master Portfolio. This conversion did not result in any changes in the investment objective or principal investment strategies of the Fund.
On the Effective Date, the information under the caption "Principal Risks" in the "Summary of the Fund" section is hereby modified by deleting the following disclosure from the existing list of risks: Investing in Other Funds Risk.
The rest of the section remains the same.
On the Effective Date, the information under the caption “Principal Investment Strategies” in the “More Information About the Fund” section is hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of total assets (including the amount of any borrowings for investment purposes) in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The Fund typically invests in foreign companies in at least three countries, other than the United States, at any one time and may invest in emerging markets. The Fund may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts.
The Fund may invest in currency forwards, futures and options for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or, in certain unusual circumstances, when holding a derivative is deemed preferable to holding the underlying asset.
SUP170_02_002_(12/13)

The Fund has the following limits on its investments, which are applied at the time an investment is made. The Fund:
■	normally invests no more than 5% of its total assets in a single security;
■	typically invests up to the greater of (i) 20% of its total assets in a single country or industry or (ii) 150% of the weighting of a single country or industry in the MSCI Europe, Australasia, Far East (MSCI EAFE) Value Index (limited to less than 25% of its total assets in a single industry, other than U.S. Government obligations); and
■	generally may not invest more than 20% of its total assets in emerging markets.
The investment manager combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund's portfolio.
In selecting investments, Columbia Management Investment Advisers, LLC (the Investment Manager) considers, among other factors:
■	businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors;
■	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Investment Manager believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;
■	a company’s current operating margins relative to its historic range and future potential; and
■	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities or anticipated improvements in macroeconomic factors.
The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.
Prior to December 16, 2013, the Fund had invested all or substantially all of its assets in Columbia International Value Master Portfolio (the Master Portfolio). Effective December 16, 2013, the Fund converted from a feeder fund in a master-feeder structure into a stand-alone fund, investing directly in individual portfolio securities rather than investing all or substantially all of its assets in the Master Portfolio. This conversion did not result in any changes in the investment objective or principal investment strategies of the Fund.
On the Effective Date, the section entitled "Principal Risks" in the "More Information About the Fund" section is hereby modified by deleting the following disclosure from the existing list of risks: Investing in Other Funds Risk.
The rest of the section remains the same.
On the Effective Date, the information under the caption “Primary Service Providers – The Investment Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager does not consider any other relationship it or its affiliates may have with a subadviser, and the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates. At present, the Investment Manager has not engaged any investment subadviser for the Fund.

SUP170_02_002_(12/13)

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly, as follows: up to $500 million, 0.790%; $500 million to $1 billion, 0.745%; $1 billion to $1.5 billion, 0.700%; $1.5 billion to $3 billion, 0.650%; $3 billion to $6 billion, 0.640%; and over $6 billion, 0.620%. Prior to December 16, 2013, the Master Portfolio and not the Fund paid the Investment Manager the same fee for its investment advisory services. For the Fund's most recent fiscal year, aggregate advisory fees paid to its investment adviser by the Master Portfolio amounted to 0.81% of average daily net assets of the Master Portfolio. A discussion regarding the basis for the Fund Board approving the renewal of the Master Portfolio's investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended August 31, 2013.
A discussion regarding the basis for the Fund Board approving the adoption of the Fund’s investment management services agreement with the Investment Manager will be available in the Fund’s annual report to shareholders for the fiscal year ended February 28, 2014.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP170_02_002_(12/13)